Write-downs, Reserves And Recoveries	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Write-downs, Reserves And Recoveries [Abstract]
Write-downs, Reserves And Recoveries

Note 8—Write-downs, Reserves and Recoveries

Write-downs, reserves and recoveries include various pre-tax charges to record long-lived tangible asset impairments, contingent liability reserves, costs associated with efficiency projects, project write-offs, demolition costs, recoveries of previously recorded non-routine reserves and other non-routine transactions. The components of write-downs, reserves and recoveries are as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In millions)	2011	2010	2011	2010
Remediation costs	$1.7	$6.9	$9.4	$38.7
Efficiency projects	10.6	0.3	36.1	0.9
Loss on divested or abandoned assets	31.3	26.9	31.0	27.1
Write-down of long-term note receivable	—	—	—	52.2
Litigation reserves, awards and settlements	(4.2)	(6.0)	1.7	21.0
Flood insurance deductibles	0.2	—	4.6	—
Other	—	0.6	0.1	(3.6)

Total Write-downs, reserves and recoveries	$39.6	$28.7	$82.9	$136.3

Remediation costs relate to projects at certain of our Las Vegas properties.

Efficiency projects represent costs incurred to identify and implement efficiency programs aimed at stream-lining corporate and operating functions to achieve cost savings and efficiencies. The costs recorded in 2011 relate to the new initiative launched during the fourth quarter of 2010.

Loss on divested or abandoned assets for the quarter and nine months ended September 30, 2011 includes charges of $27.1 million to write off specific assets as a result of the termination of a development stage project in Spain. Loss on divested or abandoned assets for the quarter and nine months ended September 30, 2010 includes charges of $21.2 million to write off specific assets as a result of the indefinite deferral of certain capital projects in the Las Vegas and Atlantic City regions.

During the second quarter of 2010, we recorded a $52.2 million write-down on a long-term note receivable related to land and pre-development costs contributed to a venture for development of a casino project in Philadelphia with which we were involved prior to December 2005. In April 2010, the proposed operator for the project withdrew from the project and the Pennsylvania Gaming Control Board commenced proceedings to revoke the license for the project. As a result, we fully reserved the note.

Litigation reserves, awards and settlements include costs incurred or reversed as a result of the Company's involvement in various litigation matters, including contingent losses. During 2010, we recorded a $25.0 million charge related to the previously disclosed Hilton matter. An update to this matter is included in Note 11, "Commitments and Contingent Liabilities."

Flood insurance deductibles represent the deductibles incurred as a result of the temporary closures of certain properties due to flooding during the first half of 2011.

Note 11—Write-downs, Reserves and Recoveries

Write-downs, reserves and recoveries include various pre-tax charges to record certain long-lived tangible asset impairments, contingent liability or litigation reserves or settlements, project write-offs, demolition costs, remediation costs, recoveries of previously recorded reserves and other non-routine transactions. The components of write-downs, reserves and recoveries for continuing operations were as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Impairment of long-lived tangible assets	$—	$59.3	$39.6	$—
Write-down of long-term note receivable	52.2	—	—	—
Remediation costs	42.7	39.3	60.5	4.4
Efficiency projects	1.4	34.8	29.4	0.6
Demolition costs	0.9	2.5	9.2	0.2
Loss/(gain) on divested or abandoned assets	29.0	(4.0)	34.3	—
Litigation reserves, awards and settlements	20.9	(23.5)	10.1	—
Termination of contracts	—	—	14.4	—
Insurance proceeds in excess of deferred costs	—	—	(185.4)	—
Other	0.5	(0.5)	4.1	(0.5)

	$147.6	$107.9	$16.2	$4.7

For the year ended December 31, 2010, we recorded a $52.2 million write-down on a long-term note receivable related to land and pre-development costs contributed to a venture for development of a casino project in Philadelphia with which we were involved prior to December 2005. In April 2010, the proposed operator for the project withdrew from the project and the Pennsylvania Gaming Control Board commenced proceedings to revoke the license for the project. As a result, we fully reserved the note during the second quarter of 2010.

For the year ended December 31, 2009, we recorded impairment charges related to long-lived tangible assets of $59.3 million. The majority of the charge was related to the Company's office building in Memphis, Tennessee due to the relocation to Las Vegas, Nevada of those corporate functions formerly performed at that location. The impairment recorded in 2008 represents declines in the market value of certain assets that were held for sale and reserves for amounts that were not expected to be recovered for other non-operating assets.

Remediation costs relate to remediation projects at certain of our Las Vegas properties.

Efficiency projects expenses in 2010, 2009 and 2008 represent costs incurred to identify and implement efficiency projects aimed at stream-lining corporate and operating functions to achieve cost savings and efficiencies. In 2009, the majority of the costs incurred related to the closing of the office in Memphis, Tennessee, which previously housed certain corporate functions.

Loss/(gain) on divested or abandoned assets represents credits or costs associated with various projects that are determined to no longer be viable. These charges for 2010 primarily relate to write-offs of specific assets associated with certain capital projects in the Las Vegas and Atlantic City regions. During the year ended December 31, 2009, associated with its closure and ultimate liquidation, we wrote off the assets and liabilities on one of our London Club properties. Because the assets and liabilities were in a net liability position, a pre-tax gain of $9.0 million was recognized in the fourth quarter of 2009. The recognized gain was partially offset by charges related to other projects.

Litigation reserves, awards and settlements include costs incurred or reversed as a result of the Company's involvement in various litigation matters, including contingent losses. During 2010, we recorded a $25.0 million charge related to the Hilton matter, which is more fully discussed in Note 14, "Commitments and Contingent Liabilities." During 2009, an approximate $30.0 million legal judgment against the Company was vacated by court action. This amount was previously charged to write-downs, reserves and recoveries in 2006 and was reversed accordingly upon the vacated judgment. The reversal was partially offset by expenses incurred during 2009 related to other ongoing litigation matters.

Termination of contracts in 2008 represents amounts recognized in connection with concluding long-term lease arrangements.

In first quarter 2008, we entered into a settlement agreement with our insurance carriers related to the remaining unsettled claims associated with damages incurred in Mississippi from Hurricane Katrina in 2005, and the final payment of $338.1 million was received. Insurance proceeds exceeded the net book value of the impacted assets and costs and expenses that were reimbursable under our business interruption policy, and the excess was recorded as income. The income portion included in write-downs, reserves and recoveries was for those properties that we still owned and operated. Income related to properties that were subsequently sold was included in Discontinued operations in our Consolidated Statements of Operations.